Key Developments - Acquisition of Additional Tamarack Royalty (Details) - Tamarack Nickel Project $ in Millions	Jul. 05, 2024 USD ($)
Disclosure Of Key Developments [Line Items]
Percentage of net smelter returns ("NSR") royalty acquired	1.00%
Payments for acquisition of net smelter returns ("NSR") royalty	$ 8.0
Maximum allowed percentage of the NSR royalty that can be bought down	0.60%
Additional tamarack royalty	$ 5.0
Additional tamarack royalty term	2 years
Percentage of Pre-existing NSR royalty	1.11%